EXHIBIT 10.3
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July ___, 2007, by and among CENTEX CORPORATION, a Nevada corporation (“Borrower”), each Lender (defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent.
R E C I T A L S
     A. Reference is hereby made to that certain Credit Agreement dated as of July 1, 2005, executed by Borrower, the Lenders party thereto, and Administrative Agent (as amended, the “Credit Agreement”).
     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
     C. Borrower, Administrative Agent, and Lenders desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendments to the Credit Agreement.
     (a) The definition of Applicable Margin in Section 1.1 is hereby amended to add the following at the end thereof:
     Notwithstanding the foregoing:
     (a) If the Interest Coverage Ratio is less than 2.0 to 1.0, but not less than 1.50 to 1.0, then the Applicable Margin for Eurodollar Borrowings (including for purposes of calculating the Letter of Credit fees payable pursuant to Section 5.5) shall be increased by 0.125% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was less than 2.0 to 1.0, but not less than 1.50 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was (i) at least 2.0 to 1.0 as of the last day of the applicable fiscal quarter or (ii) less than 1.50 to 1.0 (in which case clause (b) or (c) below shall apply) as of the last day of the applicable fiscal quarter;
     (b) If the Interest Coverage Ratio is less than 1.50 to 1.0, but not less than 1.0 to 1.0, then the Applicable Margin for Eurodollar Borrowings (including for purposes of calculating the Letter of Credit fees payable pursuant to Section 5.5) shall be increased by 0.25% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was less than 1.50 to 1.0, but not less than 1.0 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that
Second Amendment to Centex Credit Agreement

Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was (i) at least 2.0 to 1.0 as of the last day of the applicable fiscal quarter, (ii) less than 2.0 to 1.0, but not less than 1.50 to 1.0 (in which case clause (a) above shall apply) as of the last day of the applicable fiscal quarter, or (iii) less than 1.0 to 1.0 (in which case clause (c) below shall apply) as of the last day of the applicable fiscal quarter; and
     (c) If the Interest Coverage Ratio is less than 1.0 to 1.0, then the Applicable Margin for Eurodollar Borrowings (including for purposes of calculating the Letter of Credit fees payable pursuant to Section 5.5) shall be increased by 0.375% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was less than 1.0 to 1.0, as of the last day of the applicable fiscal quarter and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 8.3(a) or (b), as applicable, reflecting that the Interest Coverage Ratio was (i) at least 2.0 to 1.0 as of the last day of the applicable fiscal quarter, (ii) less than 2.0 to 1.0, but not less than 1.50 to 1.0 (in which case clause (a) above shall apply) as of the last day of the applicable fiscal quarter, or (iii) less than 1.50 to 1.0, but not less than 1.0 to 1.0 (in which case clause (b) above shall apply) as of the last day of the applicable fiscal quarter;
provided that the additional amounts payable pursuant to clauses (a), (b), and (c) above for any period shall be reduced (but not below zero) by the amount of utilization fees payable pursuant to Section 5.4 for such period.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 3.7(c).
     (b) The definitions of “EBITDA” and “Interest Expense” in Section 1.1 are hereby deleted in its entirety and replaced with the following:
     EBITDA means, with respect to any Person for any fiscal period, an amount equal to (a) consolidated net income of such Person for such period, plus (b) to the extent not otherwise included in consolidated net income, cash distributions from Homebuilding Joint Ventures received by such Person during such period, minus (c) the sum of (i) income tax credits, (ii) gains from extraordinary items for such period, and (iii) any aggregate net gain during such period arising from the sale, exchange, or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)), in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, minus (d) any cash payments made in respect of any item of extraordinary loss accrued during a prior period and added back to EBITDA in such prior period pursuant to clause (e)(v) below, plus (e) the sum of (i) any provision for income taxes, (ii) Interest Expense, (iii) the amount of depreciation and amortization for such period, (iv) the amount of any non-cash deduction to consolidated net income as the result of any stock-based compensation expense, (v) the amount of any item of extraordinary loss not paid in cash in such period, (vi) the absolute value of any aggregate net loss during such period arising from the sale, exchange, or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in
Second Amendment to Centex Credit Agreement

conjunction with the disposition of fixed assets, and all securities (other than securities sold in the ordinary course of business)), and (vii) non-cash charges related to write offs of goodwill, impairment charges, and write-downs of land-related assets, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication.
     Interest Expense means, for any period of calculation thereof, for any Person, the aggregate amount of all interest (including facility and utilization fees but excluding premiums arising as a result of prepayment or extinguishment of Debt) on all Debt of such Person (other than Debt of Homebuilding Joint Ventures), whether paid in cash or accrued as a liability and payable in cash during such period, including (a) imputed interest on Capitalized Lease Obligations, (b) the amortization of any original issue discount on any Debt, (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts, and other fees and charges owed with respect to letters of credit or bankers’ acceptance financing, (e) net interest costs associated with Financial Hedges, and (f) the interest component of any Debt that is guaranteed or secured by such Person.
     (c) Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:
     Second Amendment means that certain Second Amendment of Credit Agreement dated as of July ___, 2007, by and among Borrower, Administrative Agent, and each Lender party thereto.
     Second Amendment Effective Date means July ___, 2007, the effective date of the Second Amendment.
     Maximum Leverage Ratio means, as of the Second Amendment Effective Date, 60%, as such percentage may thereafter be adjusted from time to time as provided in Section 9.12(a).
     Minimum Interest Coverage Test means, as of the last day of any fiscal quarter of Borrower, an Interest Coverage Ratio of at least 2.0 to 1.0.
     (d) Section 3.7 is hereby amended to add the following as Section 3.7(c):
     (c) If, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, either Borrower or Administrative Agent determines that (i) the Interest Coverage Ratio as calculated by Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Interest Coverage Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent, for the account of the applicable Lenders, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent, any Lender, or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of Administrative Agent, any Lender, or any L/C Issuer, as the case may be, under Sections 3.5, 5, or 9. Borrower’s obligations under this paragraph shall survive the termination of the Total Commitment and the repayment of the Obligation hereunder.
Second Amendment to Centex Credit Agreement

(e) Section 9.2(b)(xi) is hereby deleted in its entirety and replaced with the following:
(xi)	Liens for current Taxes not yet due;
(f) Section 9.12 is hereby deleted in its entirety and replaced with the following:
9.12	Financial Covenants.
     (a) Leverage Ratio. Borrower shall not permit the Leverage Ratio (expressed as a percent), as of the last day of any fiscal quarter of Borrower, to be greater than the Maximum Leverage Ratio.
     (i) Decrease of Maximum Leverage Ratio. If at any time Borrower shall fail to maintain, for two (2) consecutive fiscal quarters, an Interest Coverage Ratio of at least the Minimum Interest Coverage Test, then the Maximum Leverage Ratio as of the last day of the second of such two consecutive fiscal quarters with respect to which Borrower shall have so failed the Minimum Interest Coverage Test (the “Coverage Test Failure Quarter”) shall be decreased as follows: (i) if the Maximum Leverage Ratio for the fiscal quarter preceding the Coverage Test Failure Quarter was 60%, then the Maximum Leverage Ratio shall be decreased by 5% to 55% as of the last day of such Coverage Test Failure Quarter; and (ii) if the Maximum Leverage Ratio for the fiscal quarter preceding the Coverage Test Failure Quarter was 55% or less, then the Maximum Leverage Ratio as of the last day of the prior fiscal quarter shall be decreased by 2.5% as of the last day of such Coverage Test Failure Quarter.
     (ii) Increase of Maximum Leverage Ratio. If at any time and from time to time in which the Maximum Leverage Ratio is less than 60% and Borrower shall satisfy the Minimum Interest Coverage Test (which for purposes of this Section 9.12(a)(ii) shall be deemed satisfied only if, on the same day on which Borrower satisfies the Minimum Interest Coverage Test, Borrower is also in compliance with the then-current Maximum Leverage Ratio), then the Maximum Leverage Ratio, effective as of the fiscal quarter immediately following the fiscal quarter with respect to which Borrower shall have so satisfied the Minimum Interest Coverage Test, shall be increased as follows:
     (A) if the Interest Coverage Ratio is equal to or greater than 2.0 to 1.0, but less than 3.0 to 1.0, on a date on which (I) the Maximum Leverage Ratio is 55%, then the Maximum Leverage Ratio for the next fiscal quarter shall be increased to 60%, and (II) the Maximum Leverage Ratio is less than 55%, then the Maximum Leverage Ratio for the next fiscal quarter shall be increased by 2.5%;
     (B) if the Interest Coverage Ratio is equal to or greater than 3.0 to 1.0, but less than 4.0 to 1.0, on a date on which (I) the Maximum Leverage Ratio is equal to or greater than 50%, then the Maximum Leverage Ratio for the next fiscal quarter shall be increased to 60%, and (II) the Maximum Leverage Ratio is less than 50%, then the Maximum Leverage Ratio for the next fiscal quarter shall be increased by 10%; and
Second Amendment to Centex Credit Agreement

     (C) if the Interest Coverage Ratio is equal to or greater than 4.0 to 1.0, then the Maximum Leverage Ratio for the next fiscal quarter shall be increased to 60%.
     (iii) Limitation on Increases and Deceases. Notwithstanding the foregoing, in no event shall the Maximum Leverage Ratio exceed 60% or be less than 40%.
     (iv) Effectiveness of Change in Maximum Leverage Ratio. Any decrease of the Maximum Leverage Ratio provided for in this Section 9.12(a) shall be effective as of the Coverage Test Failure Quarter as provided in Section 9.12(a)(i), and the Maximum Leverage Ratio (as so decreased) shall remain in effect thereafter unless and until adjusted as provided in Section 9.12(a)(i) or (ii). Any increase in the Maximum Leverage Ratio shall be effective as of the fiscal quarter next succeeding the fiscal quarter in which Borrower satisfies the Minimum Interest Coverage Test as provided in Section 9.12(a)(ii), and the Maximum Leverage Ratio (as so increased) shall remain in effect thereafter unless and until adjusted as provided in Section 9.12(a)(i) or (ii).
     (v) Measure of Compliance. Borrower’s satisfaction of the Minimum Interest Coverage Test shall be measured on a quarterly basis, based on the Financial Statements and Compliance Certificate delivered to Administrative Agent pursuant to Section 8.3(a) and (b). A failure to satisfy the Minimum Interest Coverage Test shall not be deemed a breach of any Loan Document nor constitute a Potential Default or an Event of Default.
     (b) Minimum Tangible Net Worth. Borrower shall not permit Consolidated Tangible Net Worth, as of the last day of any fiscal quarter of Borrower, to be less than the sum of (a) $2,716,220,000, plus (b) fifty percent (50%) of the amount of Net Proceeds from any Equity Issuance subsequent to March 31, 2005, plus (c) fifty percent (50%) of Cumulative Consolidated Net Income.
     2. Amendments to Credit Agreement and Other Loan Documents.
     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.
     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
     3. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and assure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, preserve and protect those guaranties and assurances.
Second Amendment to Centex Credit Agreement

     4. Representations. Borrower represents and warrants to Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Amendment other than the reporting and filing of this Amendment pursuant to Legal Requirements regarding securities; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any Legal Requirements, order of any Governmental Authority, or material agreements to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.
     5. Conditions. This Amendment shall not be effective unless and until:
     (a) this Amendment is executed by Borrower, Administrative Agent, and Required Lenders;
     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and
     (c) both before and after giving effect to this Amendment, no Default or Event of Default exists;
     (d) Administrative Agent receives a certificate executed by Responsible Officer of Borrower certifying (i) the name of each of its officers who are authorized to sign this Amendment and the other documents executed in connection herewith, (ii) a true and correct copy of the Resolutions of Borrower that authorize the execution, delivery, and performance of this Amendment and the other documents executed in connection herewith, and (iii) copies of the articles or certificate of incorporation, bylaws, and other Constituent Documents of Borrower, that the same have not been amended since the date specified therein, and that the same are still in effect; and
     (e) Borrower shall have paid Administrative Agent all fees required to be paid by Borrower under the Loan Documents and the fee letter dated June 22, 2007, executed by Borrower, Bank of America, N.A., and Banc of America Securities LLC.
     6. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.
     7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed — and its performance enforced — under Texas law, (d) if any part of this Amendment is for any reason
Second Amendment to Centex Credit Agreement

found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     8. Parties. This Amendment binds and inures to each of the parties hereto and their respective successors and permitted assigns.
     9. Entireties. The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]
Second Amendment to Centex Credit Agreement

     EXECUTED as of the first date written above.

CENTEX CORPORATION, as Borrower

By:		/s/ Gail M. Peck

	Name:	Gail M. Peck

	Title:	Vice President & Treasurer

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BANK OF AMERICA, N.A., as Administrative Agent, an L/C Issuer, and as a Lender

By:		/s/ Mark W. Lariviere

	Name:	Mark W. Lariviere

	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

JPMORGAN CHASE BANK, N.A. as Co-Syndication Agent, as an L/C Issuer, and as a Lender

By:		/s/ David Howard

	Name:	David Howard

	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE ROYAL BANK OF SCOTLAND PLC, as Co-Syndication Agent and as a Lender

By:		/s/ William McGinty

	Name:	William McGinty

	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CITICORP NORTH AMERICA, INC., as Co-Documentation Agent and as a Lender

By:		/s/ Mark Floyd

	Name:	Mark Floyd

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BNP PARIBAS, as a Senior Managing Agent, as an L/C Issuer, and as a Lender

By:		/s/ Berangere Allen

	Name:	Berangere Allen

	Title:	Vice President

By:		/s/ Melissa Balley

	Name:	Melissa Balley

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CALYON NEW YORK BRANCH, as a Senior Managing Agent and as a Lender

By:		/s/ Robert Smith

	Name:	Robert Smith

	Title:	Managing Director

By:		/s/ Robert Nelson

	Name:	Robert Nelson

	Title:	Managing Director

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

SUNTRUST BANK, as a Managing Agent, as an L/C Issuer, and as a Lender

By:		/s/ W. John Wendler

	Name:	W. John Wendler

	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Senior Managing Agent and as a Lender

By:		/s/ Douglas M. Barnell

	Name:	Douglas M. Barnell

	Title:	Manager, Southwest Corporate

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

LLOYDS TSB BANK PLC, as a Managing Agent and as a Lender

By:		/s/ Mario Del Duca

	Name:	Mario Del Duca

	Title:	Associate Director

Corporate Banking USA

By:		/s/ Deborah Carlson

	Name:	Deborah Carlson

	Title:	Director

Corporate Banking USA

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

WACHOVIA BANK, NATIONAL ASSOCIATION, as Managing Agent and a Lender

By:		/s/ Kevin M. Cole, I

	Name:	Kevin M. Cole, I

	Title:	Assistant Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

COMERICA BANK, as an L/C Issuer and as a Lender

By:		/s/ Casey L. Stevenson

	Name:	Casey L. Stevenson

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

WASHINGTON MUTUAL BANK, FA, as a Lender

By:		/s/ Brad Johnson

	Name:	Brad Johnson

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

BARCLAYS BANK PLC, as Senior Managing Agent and a Lender

By:		/s/ Esther Carr

	Name:	Esther Carr

	Title:	Manager

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:		/s/ Douglas G. Paul

	Name:	Douglas G. Paul

	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

UBS LOAN FINANCE LLC, as a Lender

By:		/s/ Irja R. Otsa

	Name:	Irja R. Otsa

	Title:	Associate Director

By:		/s/ Mary E. Evans

	Name:	Mary E. Evans

	Title:	Associate Director

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

CITY NATIONAL BANK, a national banking association, as a Lender

By:		/s/ Xavier Barrera

	Name:	Xavier Barrera

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

THE NORTHERN TRUST COMPANY, as a Lender

By:		/s/ Christopher Mata

	Name:	Christopher Mata

	Title:	Commercial Banking Officer

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

US BANK NATIONAL ASSOCIATION, as a Lender

By:		/s/ Kevin S. McFadden

	Name:	Kevin S. McFadden

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

COMPASS BANK, as a Lender

By:		/s/ Key Coker

	Name:	Key Coker

	Title:	Executive Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

MERRILL LYNCH BANK USA, as a Lender

By:		/s/s Derek Befus

	Name:	Derek Befus

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

NATIXIS New York branch (fka NATEXIS BANQUES POPULAIRES), as a Lender

By:		/s/ Marie-Edith Dugeny

	Name:	Marie-Edith Dugeny

	Title:	Managing Director, Real Estate Finance

By:		/s/ Timothée Delpont

	Name:	Timothée Delpont

	Title:	Associate, Real Estate Finance

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

FIRST HAWAIIAN BANK, as a Lender

By:		/s/ George Leong

	Name:	George Leong

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

FIFTH THIRD BANK, as a Lender

By:		/s/ Christopher C. Motley

	Name:	Christopher C. Motley

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

SOCIETE GENERALE, as a Lender

By:		/s/ Milissa A. Goeden

	Name:	Milissa A. Goeden

	Title:	Director

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:		/s/ Natalie Saritiki

	Name:	Natalie Saritiki

	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement Between
Centex Corporation,
Bank of America, N.A., as Administrative Agent,
and the Lenders Defined Therein